EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vertical Computer System, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2008  as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 17, 2009	By:	/s/ David Braun
	Name:	David Braun
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided by Vertical Computer Systems, Inc. and will be retained by Vertical Computer Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.